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                                   VanWagoner
                                     Funds

                          Van Wagoner Post-Venture Fund
                        Van Wagoner Mid-Cap Growth Fund
                           Van Wagoner Technology Fund

                SUPPLEMENT DATED MARCH 1, 2003 TO THE PROSPECTUS
                              DATED APRIL 30, 2002

     This Supplement updates certain information contained in the Van Wagoner Funds Prospectus dated April 30, 2002. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

     The Board of Directors of Van Wagoner Funds, Inc. has decided to liquidate each of the Van Wagoner Post-Venture Fund, the Van Wagoner Mid-Cap Growth Fund and the Van Wagoner Technology Fund (the "Liquidating Funds"). Accordingly each of the Liquidating Funds will begin liquidating its investments in an orderly fashion and investing the proceeds in high quality short-term money market instruments. The Liquidating Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest but do not appreciate in value. The interest earned by each of the Liquidating Funds from their investments in money market instruments is likely to be less than their expenses.

     Van Wagoner Capital Management, Inc. has given notice to the Liquidating Funds that it will terminate its investment advisory agreements with the Liquidating Funds effective April 30, 2003. If the Liquidating Funds have not completed their liquidation by April 30, 2003, management of Van Wagoner Funds, Inc., including its President, Garrett Van Wagoner, will oversee the continued orderly liquidation without compensation. Until April 30, 2003 Van Wagoner Capital Management, Inc. will continue to limit the total expenses of each of the Liquidating Funds (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses) to an annual rate of 2.00% of each Fund's average net assets. After April 30, 2003 Van Wagoner Capital Management, Inc. will no longer limit the expenses of the Liquidating Funds, and the expense ratios of each of the Liquidating Funds will likely be well in excess of 2.00%.

     The Liquidating Funds will no longer accept purchase orders. Shareholders may continue to redeem and/or exchange their shares of the Liquidating Funds during the liquidation process. See pages 25 through 28 of the Prospectus dated April 30, 2002 for information on how to redeem or exchange shares.

                                                                     VWSUPP-0303